EXHIBIT 1.2

                            INDEMNIFICATION AGREEMENT

         Agreement  dated as of  December  14,  2001  among  Financial  Security
Assurance Inc., a New York corporation ("FSA"), Morgan Stanley Dean Witter Capital I Inc., a Delaware corporation (the "Issuer"), Morgan Stanley Dean Witter Mortgage Capital Inc., a New York corporation (the "Company") and Morgan Stanley & Co. Incorporated, a Delaware corporation (the "Representative") as representative of the underwriters (collectively, the "Underwriters") named in the Underwriting Agreement dated as of December 14, 2001 among the Issuer, Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P and Utendahl Capital Partners, L.P.

                               W I T N E S S E T H

         WHEREAS, the Issuer intends to issue approximately $311,085,000 initial principal balance of Mortgage Pass-Through Certificates, Series 2001-NC4 Class A-1, Class A-2, Class M-1, Class M-2, Class B-1, Class X, Class P and Class R Certificates (the Series 2001-NC4 Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement") (the Class A-2, Class M-1, Class M-2, Class B-1 Certificates are collectively referred to herein as the "Offered Certificates");

         WHEREAS, the Issuer has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (file number 333-59060) (the "Registration Statement") for the registration under the Securities Act of 1933, as amended (the "Act") of Mortgage Pass-Through Certificates of which the Series 2001-NC4 Certificates are a separate series;

         WHEREAS, in connection with the public offering and sale of the Offered Certificates, the Issuer will file a prospectus supplement (the "Prospectus Supplement") dated December 14, 2001 together with a prospectus dated November 21, 2001 (the "Prospectus") with the Commission pursuant to Rule 424(b)(5) under the Act;

         WHEREAS, the Issuer has agreed to sell to Underwriters the Offered Certificates pursuant to an underwriting agreement dated as of December 14, 2001;

         WHEREAS, FSA has agreed to guaranty the Class A-2 Certificates (the "Guaranteed Certificates") pursuant to a Financial Guaranty Insurance Policy (the "Policy") to be issued by FSA to the extent specified in the Policy;

         WHEREAS, FSA has provided certain information to the Issuer for inclusion in the Prospectus Supplement under the caption "The Class A-2 Certificate Insurer" in the Prospectus Supplement (such information, together with the documents incorporated by reference thereunder, the "FSA Information");

         WHEREAS, the Underwriters have provided certain information to the Issuer for inclusion in the Prospectus Supplement in the first sentence of the last paragraph on the cover page and the

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first sentence of the third  paragraph and the fifth paragraph under the caption
"Plan of Distribution" in the Prospecuts Supplement (such information, the "Underwriter Information").

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1.       INDEMNIFICATION AND CONTRIBUTION.

         (a) FSA agrees to indemnify and hold harmless the Issuer, the Company and the Underwriters, each of their respective directors, each officer of the Issuer who signed the Registration Statement and each person, if any, who controls the Issuer, the Company or the Underwriters within the meaning of the Act against any and all losses, claims, damages and liabilities, joint or several, to which they or any of them may become subject under the Act, the Securities and Exchange Act of 1934 (the "Exchange Act"), any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the FSA Information included in the Prospectus Supplement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity in this paragraph (a) with respect to any amendment of or supplement to the Prospectus Supplement affecting the FSA Information shall only apply if such amendment of or supplement to the FSA Information has been approved in writing by FSA. This indemnity agreement will be in addition to any liability which FSA may otherwise have. For the avoidance of doubt, the indemnity of FSA shall apply to the information provided in the Prospectus Supplement under the caption "The Class A-2 Certificate Insurer" including the financial information concerning FSA's financial condition included in the FSA Information and to any financial statements of FSA furnished by it as contemplated by the Prospectus Supplement upon request of any investor or prospective investor but will not include any statements made under the third and fourth paragraphs under the subheading "-Incorporation of Certain Documents by Reference".

         (b) The Issuer and the Company jointly and severally agree to indemnify and hold harmless FSA, each of its directors and officers, and each person, if any, who controls FSA within the meaning of the Act against any and all losses, claims, damages and liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in the Prospectus or the Prospectus Supplement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such
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loss, claim, damage,  liability or action;  PROVIDED,  HOWEVER, that neither the
Issuer nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arise out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in the information covered by the indemnity agreement in paragraph (a) above or in paragraph (c) below. This indemnity agreement will be in addition to any liability which the Issuer or the Company may otherwise have.

         (c) The Underwriters agree to indemnify and hold harmless FSA, each of its directors and officers, and each person, if any, who controls FSA within the meaning of the Act against any and all losses, claims, damages and liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Underwriter Information included in the Prospectus Supplement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity in this paragraph (c) with respect to any amendment of or supplement to the Prospectus Supplement affecting the Underwriter Information shall only apply if such amendment of or supplement to the Underwriter Information has been approved in writing by the Representative. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

         (d) Promptly after receipt by an indemnified party under this Section 1 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 1, notify the indemnifying party in writing of the commencement thereof and that the party intends to seek indemnification, and if indemnification is not available as a remedy, contribution; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 1. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 1 for the fees and expenses of any other legal counsel subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by FSA in the case of

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paragraph  (a) the  Issuer or the  Company in the case of  paragraph  (b) or the
Representative in the case of paragraph (c) of this Section 1, representing the indemnified parties under, respectively, such paragraph (a), (b) or (c) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice or commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any claim or action unless the indemnifying party shall (i) have consented thereto, or, if the indemnifying party shall not have consented thereto, the indemnifying party shall only be liable to the extent that any such settlement effected without its consent shall not be prejudicial to the indemnifying party, or (ii) be in default of its obligations hereunder.

         (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 1 is due in accordance with its terms but is for any reason held by a court to be unavailable from, respectively, FSA, the Issuer or the Company on grounds of policy or otherwise, the Issuer, the Company or FSA, as appropriate, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Issuer, the Company or FSA, as appropriate, may be subject in such proportion as is appropriate to reflect the relative fault of FSA on the one hand and the Issuer and/or the Company on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of FSA on the one hand and of the Issuer and/or the Company on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by FSA or by the Issuer and/or the Company, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such information and opportunity to correct or prevent such statement or omission. The Issuer's and the Company's obligations to contribute pursuant to this Section 1 shall be joint and several.

         (f) FSA and the Issuer and the Company agree that it would not be just and equitable if contribution pursuant to this Section 1 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         (g) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (c) of this
Section 1 is due in accordance with its terms but is for any reason held by a court to be unavailable from, respectively, FSA or the Underwriters on grounds of policy or otherwise, the Underwriters or FSA, as appropriate, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Underwriters or FSA, as appropriate, may be subject in such proportion as is appropriate to reflect the relative fault of FSA on

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the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of FSA on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by FSA or by the Underwriters, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such information and opportunity to correct or prevent such statement or omission. The Underwriters obligation to contribute pursuant to this Section 1 shall be joint and several.

         (h) FSA and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 1 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         (i) Notwithstanding anything in this Section 1 to the contrary, no Underwriter shall be required to contribute an amount greater than the total discount received by it from the Issuer in respect of the Offered Certificates underwritten by such Underwriter.

         (j) No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person which was not guilty of such fraudulent misrepresentation. For purposes of this Section 1, each director and officer of FSA, each person which controls FSA within the meaning of the Act shall have the same rights to contribution as FSA, each person who controls the Issuer or the Company within the meaning of the Act, each officer of the Issuer who shall have signed the Registration Statement and each director of the Issuer and the Company shall have the same rights to contribution as the Issuer or the Company, each director and officer of each Underwriter and each person which controls such Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter as the case may be, subject in each case to the first sentence of this paragraph (f).

         (k) FSA acknowledges that, as among the parties hereto, it is solely responsible for the FSA Information. The Underwriters acknowledge that, as among the parties hereto, they are solely responsible for the Underwriter Information. The Issuer, the Company and the Underwriters acknowledge that, as among the parties hereto, FSA is not responsible for any information other than the FSA Information included in the Prospectus Supplement, or an amendment thereof or supplement thereto if such amendment thereof or supplement thereto has been approved in writing by FSA. FSA acknowledges that, as among the parties hereto, the Underwriters are not responsible for any information other than the Underwriter Information included in the Prospectus Supplement, or an amendment thereof or supplement thereto if such amendment thereof or supplement thereto has been approved in writing by the Underwriters.

         2. INDEMNITIES TO SURVIVE. The respective indemnities of the parties hereto set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in Section 1 hereof, and will survive delivery of and payment for the Offered Certificates and the Policy. The provisions of Section 1 hereof shall survive the termination or cancellation of this Agreement.

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         3. NOTICES.  All  communication  hereunder  shall be in writing and, if sent to FSA, will be mailed, delivered or telegraphed and confirmed to it at 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department; if sent to the Issuer, will be mailed, delivered or telegraphed and confirmed to it at 1585 Broadway, New York, New York 10036; if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1585 Broadway, New York, New York 10036, Attention: Securitized Products Group, with a copy to 1221 Avenue of the Americas, New York, New York 10020, Attention: Gregory Walker; if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to it at 1585 Broadway, New York, New York 10036, Attention: Securitized Products Group, with a copy to 1221 Avenue of the Americas, New York, New York 10020, Attention: Gregory Walker or in the case of any party, at such other address as such party may hereafter specify for the purpose by notice given pursuant to this Section 3.

         4. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         5. COUNTERPARTS. The Agreement may be executed in counterparts. Each counterpart shall be deemed an original instrument, and all counterparts together shall constitute one and the same instrument.

         6. AMENDMENT. No supplement, modification, or amendment shall be valid or binding unless contained in a written instrument executed by all of the parties hereto.

         7. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by any party hereto without the prior written consent of all of the other parties hereto. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the parties hereto and their respective successors and permitted assigns.

         8. EFFECTIVENESS OF AGREEMENT. This Agreement shall take effect only upon the issuance of the Policy.


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement on the date first written above.

                                      FINANCIAL SECURITY ASSURANCE INC.


                                      By: ______________________________________
                                      Name:
                                      Title:


                                      MORGAN STANLEY DEAN WITTER CAPITAL I INC.


                                      By: ______________________________________
                                      Name:
                                      Title:


                                      MORGAN STANLEY DEAN WITTER MORTGAGE
                                      CAPITAL INC.


                                      By:  _____________________________________
                                      Name:
                                      Title:


                                      MORGAN  STANLEY & CO.  INCORPORATED,
                                      as  Representative  on behalf of the
                                      Underwriters


                                      By:  _____________________________________
                                      Name:
                                      Title: